AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED OCTOBER 31, 2012

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 29, 2012

(AS AMENDED THROUGH AUGUST 31, 2012)

ABSOLUTE RETURN BULL BEAR BOND FUND

(the “Fund”)

(TICKER SYMBOLS:  TBBIX, AABBX)

Effective November 1, 2012, the American Independence Absolute Return Bull Bear Bond Fund will change its name to the American Independence Dynamic Conservative Plus Fund. Throughout the Prospectus and Statement of Additional Information, the name Absolute Return Bull Bear Bond Fund shall be changed to the Dynamic Conservative Plus Fund. At this time, the investment objective and the strategies for the Fund will not change due to the name change. However, the Fund has a proposal pending to change the investment objective. The CUSIP numbers and ticker symbols for the Fund will not change.

Old Name	New Name
American Independence Absolute Return Bull Bear Bond Fund	American Independence Dynamic Conservative Plus Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE